Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2022
Long-Term Debt
Summary of contractual maturities of the long-term debt

As of December 31, 2022, the contractual maturities of the long-term debt are as follows (in thousands):

Years ending December 31,	Term Loan
2023	$—
2024	1,263
2025	5,051
2026	5,051
2027	13,890
Total	25,255
Debt Discount	(562)
Deferred Financing Costs	(433)
Total, net	24,260
Current Portion	—
Long-term Debt	$24,260